UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

GANNETT CO., INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6961	16-0442930
(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia	22107-0910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 854-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

Gannett SpinCo, Inc. (“SpinCo”), currently a wholly-owned subsidiary of Gannett Co., Inc. (“Parent”), previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on March 12, 2015 (as amended, the “Registration Statement”), relating to the distribution by Parent of 98.5% of the outstanding shares of common stock of SpinCo to Parent stockholders. On June 12, 2015, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding SpinCo’s business and management.

The final information statement, dated June 18, 2015 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, Parent expects to distribute one share of SpinCo’s common stock for every two Parent common shares held as of the close of business on June 22, 2015, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 12:01 a.m., Eastern Time, on June 29, 2015 (the “Distribution Date”).

Prior to June 29, 2015, Parent’s common stock will continue to trade “regular way” on the New York Stock Exchange (“NYSE”) under the ticker symbol “GCI”.  Beginning on June 23, 2015, Parent’s common stock is expected to begin trading on an “ex-dividend” basis under the ticker symbol “TGNA WI”.  At the close of trading on June 26, 2015, ex-dividend trading in Parent’s common stock will end, and on June 29, 2015, regular way trading under the ticker symbol “TGNA” will begin.  Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Parent common stock prior to the Distribution Date.

Beginning on June 23, 2015, SpinCo’s common stock is expected to begin trading on a when-issued basis on the NYSE under the ticker symbol “GCI WI”.  At the close of trading on June 26, 2015, when-issued trading of SpinCo’s common stock will end and on June 29, 2015, regular way trading under the ticker symbol “GCI” will begin.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

99.1                        Information Statement of Gannett SpinCo, Inc., dated June 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2015	GANNETT CO., INC.

	By:	/s/ Todd A. Mayman
Todd A. Mayman
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Information Statement of Gannett SpinCo, Inc., dated June 18, 2015